PIONEER EMERGING MARKETS FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES


                                 March 27, 1997

                             (revised July 2, 1997)



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated March 27, 1997, as amended and/or supplemented from time to time, of Pioneer Emerging Markets Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The Fund's most recent Annual Report to Shareholders is attached to, and is hereby incorporated by reference into, this Statement of Additional Information.



                                TABLE OF CONTENTS
                                                                           Page

1.   Investment Policies, Restrictions and Associated Risks................. 2
2.   Management of the Fund.................................................14
3.   Investment Adviser.....................................................18
4.   Principal Underwriter..................................................19
5.   Distribution Plans.....................................................20
6.   Shareholder Servicing/Transfer Agent...................................22
7.   Custodian..............................................................23
8.   Independent Public Accountants.........................................23
9.   Portfolio Transactions.................................................23
10.  Tax Status.............................................................25
11.  Description of Shares..................................................28
12.  Certain Liabilities....................................................28
13.  Determination of Net Asset Value.......................................29
14.  Systematic Withdrawal Plan.............................................30
15.  Letter of Intent.......................................................30
16.  Investment Results.....................................................31
17.  Financial Statements...................................................33
     APPENDIX A -- Description of Bond Ratings..............................34
     APPENDIX B -- Comparative and Performance Statistics...................48
     APPENDIX C -- Other Pioneer Information................................48



          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
       AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
               PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES, RESTRICTIONS AND ASSOCIATED RISKS

         The Fund's Prospectus identifies the investment objective and the principal investment policies of the Fund and the risk factors associated with the Fund's investments. Other investment policies of the Fund and associated risk factors are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

EMERGING MARKETS AND ASSOCIATED RISK

         Emerging Countries. Investing in securities of issuers in emerging countries may entail greater risks than investing in securities of issuers in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

         Religious, Political and Ethnic Instability. Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the Securities and Exchange Commission (the "Commission") and such issuers thereof will not be subject to the Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Fund's investment adviser, Pioneering Management Corporation ("PMC"), will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S.
issuers.

         Currency Fluctuations. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in the U.S. dollars to shareholders of the Fund.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         Adverse Market Characteristics. Securities of many emerging country issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security could result in possible liability to the purchaser. PMC will consider such difficulties when determining the allocation of the Fund's assets, although PMC does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.


         Non-U.S. Withholding Taxes. The Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Tax Status."



RULE 144A ILLIQUID SECURITIES


         The Fund may invest up to 15% of its net assets in illiquid securities including restricted securities sold and offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that are illiquid. See "Restricted and Illiquid Securities" in the Prospectus. Generally, a security may be considered illiquid if the Fund is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restriction on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A ("144A securities"), which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.


         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.

OPTIONS ON SECURITIES


         The Fund may write (sell) covered call options on certain portfolio securities. As the writer of a call option, the Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by the Fund has the option of purchasing the security from the Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. All call options written by the Fund are covered; the Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers the Fund's net exposure on its written option position. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The Fund may purchase call options on securities for purposes of entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price. If the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.



SECURITIES INDEX OPTIONS

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund will not invest in securities index options for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges and over-the-counter, both in the United States and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index.

         The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities indices in order to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments may offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell any securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The foreign currency transactions of the Fund may be conducted on a spot, i.e. cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund may not necessarily attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by PMC. The Fund will not enter into speculative forward foreign currency contracts.


         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines or the amount of the Fund's obligation on such forward contract increases, additional cash or liquid securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.


         Although the Fund has no current intention of doing so in the coming year, the Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if PMC determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if PMC determines that there is a pattern of correlation between the proxy currency and the U.S.
dollar.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         To hedge against changes in securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions only for hedging purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to seek to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


         The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and options transactions. In the case of futures contracts or options requiring the Fund to purchase securities or currencies, the Fund must place cash or liquid securities in a segregated account maintained by the custodian and marked to market daily to cover such futures contracts and options.


         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in currency in which its portfolio securities are denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing call options on futures (and in entering into futures transactions) is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.


         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts only for hedging purposes.


         OTHER CONSIDERATIONS. As noted above, the Fund may engage in futures and related options transactions only for hedging purposes. CFTC regulations permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions for bona fide hedging (as defined in such regulations) and certain other limited purposes without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to seek to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on foreign corporate equity securities are currently available. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in the Prospectus.

INVESTMENT RESTRICTIONS


         The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). The Fund may not:


         (1)......Issue senior securities, except as permitted by paragraphs
(2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2)......Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

         (3)......Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4)......Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         (5)......Purchase or sell real estate, except that the Fund may (i)
lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         (6)......Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invests in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7)......Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8)......With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                           (a) such purchase would cause more than 5% of the
                  Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                           (b) such purchase would at the time result in more
                  than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In addition, although the Fund is not currently registered in Germany, the following restrictions will apply, to the extent required, upon such registration. If and so long as the Fund is registered in Germany, the following investment restrictions will apply which may not be changed without the prior approval of the Fund's shareholders. The Fund may not:

         (i) invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii) borrow money in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

         (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of the Fund's total assets taken at market value;

         (v)      purchase securities on margin or make short sales; or

         (vi)     redeem its securities in-kind.


         It is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government securities.


         The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.


         In addition, as a matter of non-fundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:


         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company; provided, however, the Fund may only purchase securities of registered closed-end investment companies and such securities may only be purchased in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers commission and the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with, or acquisition of, substantially all the assets of such other open-end investment company.

         (d) Invest more than 5% of its total assets in the securities of any issuer which, together with its predecessors, has been in operation for less than three years.

         (e) Invest more than 15% of its total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act.

         (f) Invest for the purpose of exercising control over or management of any company.

         (g) Purchase warrants of any issuer, if, as a result of such purchases, more than 5% of the value of the Fund's net assets would be invested in warrants, whether or not listed on the New York Stock Exchange, the American Stock Exchange or comparable international exchanges. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (h) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC or any investment management subsidiary of PMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (i) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (j) Purchase any security which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. The Fund may not invest in repurchase agreements maturing in more than seven days. The Fund currently intends to limit its investments in illiquid securities to illiquid Rule 144A securities.

         (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         (l)  Invest in real estate limited partnerships.

 2.      MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB: JUNE
1926

         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of PMC and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture; President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to the Fund).


RICHARD H. EGDAHL, M.D., TRUSTEE,  DOB: DECEMBER 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115

         Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE,  DOB:  MAY 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
         Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE,  DOB:  JULY 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE,  DOB:  MAY 1948
One Boston Place, Suite 2635, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT,  DOB:  FEBRUARY 1944
         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE,  DOB: SEPTEMBER 1928
125 Broad Street, New York, NY  10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE,  DOB:  JUNE 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER,  DOB:  APRIL 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946

         Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.


ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956
         Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:   MARCH 1964

         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.


NORMAN KURLAND, VICE PRESIDENT,  DOB:  NOVEMBER 1949
         Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer India Fund, Pioneer Europe Fund and Pioneer International Growth Fund.

         MARK MADDEN, VICE PRESIDENT, DOB: APRIL 1957 Vice President of PMC since 1993. Vice President of Pioneer India Fund.


         The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                              Investment          Principal
Fund Name                                       Adviser          Underwriter
---------                                       -------          -----------


Pioneer World Equity Fund                         PMC                PFD
Pioneer International Growth Fund                 PMC                PFD
Pioneer Europe Fund                               PMC                PFD
Pioneer Emerging Markets Fund                     PMC                PFD
Pioneer India Fund                                PMC                PFD
Pioneer Capital Growth Fund                       PMC                PFD
Pioneer Mid-Cap Fund                              PMC                PFD
Pioneer Growth Shares                             PMC                PFD
Pioneer Small Company Fund                        PMC                PFD
Pioneer Micro-Cap Fund                            PMC                PFD
Pioneer Gold Shares                               PMC                PFD
Pioneer Equity-Income Fund                        PMC                PFD
Pioneer Fund                                      PMC                PFD
Pioneer II                                        PMC                PFD
Pioneer Real Estate Shares                        PMC                PFD
Pioneer Balanced Fund                             PMC                PFD
Pioneer Short-Term Income Trust                   PMC                PFD
Pioneer America Income Trust                      PMC                PFD
Pioneer Bond Fund                                 PMC                PFD
Pioneer Intermediate Tax-Free Fund                PMC                PFD
Pioneer Tax-Free Income Fund                      PMC                PFD
Pioneer Cash Reserves Fund                        PMC                PFD
Pioneer Interest Shares, Inc.                     PMC               Note 1
Pioneer Variable Contracts Trust                  PMC               Note 2


Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to serve as investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension and retirement plans.

         PMC also manages the investments of certain institutional private accounts. All of the outstanding capital stock of PMC and PSC is owned by PGI, a Delaware corporation. All of the capital stock of PFD is owned by PMC. Messrs. Cogan, Tripple, Keough, Nault and Barri, officers and/or Trustees of the Fund, are also officers and/or directors of PFD, PMC, PSC (except Mr. Tripple) and PGI. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of February 28, 1997, MLPF&S., 4800 Deer Lake Drive East 3rd FL, Jacksonville, FL 32249-6484 owned approximately 10.11% (504,803) of the outstanding Class A shares of the Fund; 26.22% (1,014,715) of the outstanding Class B shares of the Fund and 59.20% (364,247) of the outstanding Class C shares of the Fund.

         The Fund pays no salaries or compensation to any of its officers, however, the Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of average net assets of the Fund. In addition, the Fund pays a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual fee, except the Committee Chairperson who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                                             Total Compensa-
                                                             tion from the
                                          Pension or         Fund and other
                          Aggregate       Retirement          funds in the
                        Compensation       Benefits          Pioneer Family
Trustee                 From the Fund       Accrued         of Mutual Funds**
-------                 -------------       -------         -----------------



John F. Cogan, Jr.          $  500*           $0                $ 11,083
Richard H. Egdahl, M.D.      1,861             0                  59,858
Margaret B.W. Graham         1,961             0                  59,858
John W. Kendrick             1,961             0                  59,858
Marguerite A. Piret          2,217             0                  79,842
David D. Tripple               500*            0                  11,083
Stephen K. West              2,077             0                  67,850
John Winthrop                2,059             0                  66,442
                            --------------------------------------------

  Totals                   $13,136            $0                $417,052
                           =============================================


 --------

*       For the fiscal year ended November 1, 1996.

** For the calendar year ended December 31, 1996, there were 23 mutual funds in the Pioneer Family of Funds.



3.         INVESTMENT ADVISER

           As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. The Fund's management contract with PMC is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.


           As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.25% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. PMC has voluntarily agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Fund to the extent required to limit total Class A expenses to 2.25% of the average daily net assets attributable to the Class A shares; the Fund-wide expenses attributable to the Class B and Class C shares will be reduced only to the extent such expenses are reduced for the Class A shares. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time. For the fiscal years ended November 30, 1994, November 30, 1995 and November 30, 1996, the Fund paid to PMC $0, $0, and $325,325 in management fees. The Fund would have incurred management fees payable to PMC of $84,871, $251,891 and $734,703 respectively, had the fee reduction agreement not been in place.

4.         PRINCIPAL UNDERWRITER


           PFD serves as the principal underwriter in connection with the continuous offering of the shares of the Fund pursuant to an Underwriting Agreement, dated June 23, 1994. The Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund approved the Underwriting Agreement, which will continue in effect from year to year, if annually approved by the Trustees, in conjunction with the continuance of the Plans of Distribution. See "Distribution Plans" below. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund. During the fiscal years ended November 30, 1994, 1995 and 1996, net underwriting commissions earned by PFD were approximately $12,044, $185,668 and $86,393 respectively. Commissions reallowed to dealers during such periods were approximately $536,877, $24,653 and $793,089 respectively.


           PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.

           The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

           The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, the Fund may issue shares for consideration other than cash in connection with a reorganization, statutory merger or other acquisition of portfolio securities.

           The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.


5.         DISTRIBUTION PLANS

           The Fund has adopted plans of distribution pursuant to Rule 12b-1 promulgated by the Commission under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan", the "Class B Plan" and the "Class C Plan") (together, the "Plans").

Class A Plan

           Pursuant to the Class A Plan the Fund reimburses PFD for its expenditures in financing certain activities primarily intended to result in the sale of the Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan

           The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


                  The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related services, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.). When the broker-dealer effecting the sale of Class B shares waives its right to receive commissions on such sales, PFD may cause the distribution fees described above to be paid to that broker-dealer.

Class C Plan


           The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee, accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the then-current value of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.). When the broker-dealer effecting the sale of Class C shares waives its right to receive commissions on such sales, PFD may cause the distribution fees described above to be paid to that broker-dealer.



General

           In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

           No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

           The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.


         During the fiscal year ended November 30,1996, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan respectively, as follows: $86,365, $206,898 and $23,551. The distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

         Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended November 30, 1996, CDSCs, in the amount of approximately $46,478 were paid to PFD in reimbursement of expenses related to servicing of shareholders' accounts and compensation paid to dealers and sales personnel.




6.         SHAREHOLDER SERVICING/TRANSFER AGENT

           The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of ninety days' written notice.

           Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


           PSC receives an annual fee of $22.75 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services.

7.         CUSTODIAN

           Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the United States as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies, Restrictions and Risk Factors."

           The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the United States or in recognized central depositories in foreign countries. In selecting Brown Brothers Harriman & Co. and its network of foreign subcustodians as the custodians for foreign countries securities, the Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees annually review and approve the continuations of its international subcustodian arrangements.


8.         INDEPENDENT PUBLIC ACCOUNTANTS


           Arthur Andersen LLP, 225 Franklin Street,, Boston, Massachusetts 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.



9.         PORTFOLIO TRANSACTIONS

           All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Management Contract. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States.

           PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

           The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it was to attempt to develop comparable information through its own staff.


           In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. For the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid or accrued aggregate brokerage commissions of $136,329, $355,039 and $897,000 respectively.


           In addition to the Fund, PMC acts as investment adviser to the other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other mutual funds and such private accounts. In such cases, the decision to recommend a purchase for one mutual fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each company presently has in a particular industry or country and the availability of investment funds in each mutual fund or account.

           It is possible that, at times, identical securities will be held by more than one mutual fund and/or account. However, the position of any mutual fund or account in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

           The Trustees periodically review PMC's performance of its responsibilities in connection with portfolio transactions on behalf of the Fund.

10.        TAX STATUS


         It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         The Fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction or credit for such taxes, subject to certain limitations under the Code.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.

         If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.




11.        DESCRIPTION OF SHARES

           The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

           Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below.


12.  CERTAIN LIABILITIES

           As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated March 23, 1994. A copy of the Fund's Certificate of Trust, also dated March 23, 1994, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

           To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

           The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.        DETERMINATION OF NET ASSET VALUE

           The net asset value per share of each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.


           The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing it by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.


           Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


14.        SYSTEMATIC WITHDRAWAL PLAN


           The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited, monthly or quarterly, directly into a bank account designated by the applicant, or will be sent to the applicant, or any person designated by him. A designation of a third party to receive checks requires an acceptable signature guarantee. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.



           Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

           SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

           The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.



15.        LETTER OF INTENTION (CLASS A SHARES ONLY)

           A Letter of Intent (a "Letter") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the Letter of Intention and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intention to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the Letter of Intention.

   If the total purchases, less redemptions, are less than the amount specified under the Letter of Intention, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intention section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.


16.        INVESTMENT RESULTS

           One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

           The Fund's average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Commission.

           STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS


           Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                    P(1+T)n  =  ERV

  Where:            P        =         a hypothetical initial payment of $1,000,
                                       less the maximum sales load of $57.50 for Class A shares or the deduction of any CDSC applicable to Class B or Class C shares at the end of the period.

                    T        =         average annual total return

                    n        =         number of years

                    ERV      =         ending redeemable value of the
                                       hypothetical $1,000 initial payment made at the beginning of the designated period
                                       (or fractional portion thereof)


           For purposes of the above computation, it is assumed that the maximum sales charge of 5.75% was deducted from the initial investment and that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

           In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.


           The total returns for each class of shares of the Fund as of November 30, 1996 are as follows:


                                  Average Annual Total Return (%)
                                                       Life of Fund
                      One Year         Five Years        (6/23/94)


Class A Shares        13.61               N/A              2.72
Class B Shares        19.70               N/A              3.34
Class C Shares        N/A                 N/A              2.86


           PMC temporarily agreed to reduce its management fee and made other arrangements to limit certain other expenses of the Fund. Had PMC not made such an arrangement, the total returns for the periods would have been lower. Inception was June 23, 1994 for Class A and Class B shares. Class C Shares were first offered January 31, 1996.

           OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

           From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Europe Australia Far East Index ("EAFE"), an unmanaged index of international stock markets, Morgan Stanley Capital International USA Index, an unmanaged index of U.S. domestic stock markets, or other appropriate indices of Morgan Stanley Capital International ("MSCI"); the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.


           In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.


           In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

           The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

           In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest; (b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

           AUTOMATED INFORMATION LINE

           FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

             net asset value prices for all Pioneer mutual funds;

             annualized 30-day yields on Pioneer's fixed income funds;

             annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

             dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with standard formulas mandated by the Commission.

           In addition, by using a personal identification number (PIN), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See FactFoneSM in the Prospectus for more information.


           All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.



17.        FINANCIAL STATEMENTS


           The Fund's audited financial statements are included in the Fund's Annual Report dated November 30, 1996 which is incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of the Fund's Annual Report may also be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A


                          Description of Bond Ratings1

                        Moody's Investor's Service, Inc.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                        Standard & Poor's Ratings Group 3

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
3 Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS A SHARES


 DATE               INITIAL       OFFERING PRICE   SALES CHARGE    SHARES PURCHASED   NET ASSET     INITIAL NET ASSET
 ----               --------      --------------   -------------   ----------------   ----------    -----------------
                   INVESTMENT                         INCLUDED                      VALUE PER SHARE        VALUE
                   ----------                         --------                      ---------------        -----
6/23/94            $10,000.00         $13.26           5.75%           754.148         $12.5000         $9,425




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
  ----           ---------------  --------------   --------------     -----------
                                     REINVESTED       REINVESTED
                                     ----------       ----------

12/31/94           $8,809              $61              $41           $8,911
12/31/95            8,990               99               42            9,131
12/31/96            9,985              723               46           10,754




                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS B SHARES



 DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE      INITIAL NET ASSET VALUE
 ----               --------      --------------  ---------------- ----------------     -----------------------
                   INVESTMENT                                         PER SHARE
                   ----------                                         ---------
6/23/94            $10,000.00         $12.50          800.000           $12.50          $10,000




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED



  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
  ----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                     REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                     ----------       ----------    ---------------     --------
                                                                       CHARGE IF
                                                                       ---------
                                                                        REDEEMED
                                                                        --------

12/31/94            $9,312              $65              $24             $372     $9,029           4.00%
12/31/95             9,456              105               25              378     $9,208           4.00%
12/31/96            10,416              764               27              300     $10,907          3.00%


                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS C SHARES


 DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE      INITIAL NET ASSET VALUE
 ----               --------      --------------  ---------------- ----------------     -----------------------
                   INVESTMENT                                         PER SHARE
                   ----------                                         ---------
1/31/96            $10,000.00         $13.22           756.43           $13.22          $10,000




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


  DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
  ----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                     REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                     ----------       ----------    ---------------     --------
                                                                       CHARGE IF
                                                                        REDEEMED

12/31/96              $9,841            $604              $0              $98            $10,347          1.00%







--------

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99


Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30


                                      -48-



                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24

Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95




Source:  Lipper

                                   APPENDIX C


                            OTHER PIONEER INFORMATION


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.